Exhibit 10.1
FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is made and entered into as of April 4, 2022, by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and CIDARA THERAPEUTICS, INC. (“Borrower”).
RECITALS
Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 3, 2016 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1)Pursuant to Section 6.2(iii) of the Agreement, Borrower is required to deliver to Bank an annual budget approved by Borrower’s Board of Directors no later than February 28th of each year (the “Annual Budget”). As of the date hereof, Borrower has not yet delivered to Bank the Annual Budget for its 2022 fiscal year (the “2022 Annual Budget”), resulting in a violation of the Agreement (the “2022 Annual Budget Violation”). Borrower has delivered to Bank, and Bank hereby acknowledges receipt of, (i) a Board-approved budget for the first quarter of Borrower’s 2022 fiscal year and (ii) a non-Board-approved annual budget for the entire 2022 fiscal year ((i) and (ii) collectively, the “Replacement 2022 Budgets”). Bank hereby: (i) waives the 2022 Annual Budget Violation and (ii) acknowledges receipt of the Replacement 2022 Budgets in satisfaction of Borrower’s requirement to deliver the 2022 Annual Budget. For the avoidance of doubt, the foregoing waiver and acknowledgement shall apply solely to Borrower’s 2022 fiscal year.
2)Section 6.2(a) of the Agreement is hereby amended and restated, as follows:
(a)    Within 30 days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with summary aged listings by invoice date of accounts payable.

3)Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.
4)Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.
5)This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
6)As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
Cidara Therapeutics, Inc. – 5th Amendment to LSA

a)this Amendment, duly executed by Borrower;
b)payment of all Bank Expenses, including Bank’s reasonable expenses for the     documentation of this Amendment, and any UCC, good standing and intellectual     property search or filing fees, which may be debited from any of Borrower’s accounts     with Bank; and

c)such other documents and completion of such other matters, as Bank may reasonably     deem necessary or appropriate.

[Signature Page Follows]

Cidara Therapeutics, Inc. – 5th Amendment to LSA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CIDARA THERAPEUTICS, INC.            PACIFIC WESTERN BANK

By: _______________________________        By: _______________________________
Name:_____________________________        Name:_____________________________
Title: _____________________________        Title: _____________________________

[Signature Page to Fifth Amendment to Loan and Security Agreement]

Cidara Therapeutics, Inc. – 5th Amendment to LSA